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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 29, 2001

                         Commission file number: 1-14267

                             REPUBLIC SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                 65-0716904
        (State of Incorporation)           (I.R.S. Employer Identification No.)


         REPUBLIC SERVICES, INC.                           33301
     110 S.E. 6TH STREET, 28TH FLOOR                     (Zip Code)
        FORT LAUDERDALE, FLORIDA
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (954) 769-2400





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ITEM 5. OTHER EVENTS


On January 29, 2001, Republic Services, Inc. issued a press release to announce operating results for the three and twelve months ended December 31, 2000, a copy of which is included herein by reference and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C) Exhibits

                 Exhibit No.       Description
                 -----------       ------------

                 99.1 Press Release of the Company dated January 29, 2001 to announce operating results for the three and twelve months ended December 31, 2000.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 29, 2001                         REPUBLIC SERVICES, INC.




                                         By: /s/ Tod C. Holmes
                                             -----------------------------------
                                             Tod C. Holmes
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)




                                         By: /s/ Charles F. Serianni
                                             -----------------------------------
                                             Charles F. Serianni
                                             Chief Accounting Officer
                                             (Principal Accounting Officer)






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